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                                                                   Exhibit 10.35



                               EXCHANGE AGREEMENT
                               ------------------


          Exchange Agreement (the "Agreement") dated September 10, 1996, by and among Ramsay Managed Care, Inc., a Delaware corporation ("RMC"), Paul Ramsay Hospitals Pty. Limited, an Australian corporation ("Ramsay Hospitals"), and Paul
J. Ramsay ("Ramsay").

                                R E C I T A L S:
                                - - - - - - - -

          WHEREAS, the Board of Directors of RMC has authorized the exchange of outstanding options (the "Options") to purchase 100,000 shares of common stock, $.01 par value (the "Common Stock"), of RMC held by Ramsay for warrants (the "Warrants") to purchase 100,000 shares of Common Stock; and

          WHEREAS, Ramsay has directed RMC to issue the Warrants to Ramsay Hospitals.

          NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION I

                              ISSUANCE OF WARRANTS
                              --------------------

          A. In exchange for the Warrants, Ramsay hereby surrenders and delivers the Options to RMC for cancellation and RMC hereby acknowledges receipt of an option certificate dated October 25, 1994 representing the Options.
Ramsay hereby directs RMC to issue the Warrants to Ramsay Hospitals. RMC hereby issues and delivers to Ramsay Hospitals the Warrants and Ramsay Hospitals acknowledges receipt of a certificate representing the Warrants in the form of Exhibit A hereto.

                                   SECTION II

                     REPRESENTATIONS AND WARRANTIES OF RMC
                     -------------------------------------

          RMC hereby represents and warrants to each of Ramsay Hospitals and Ramsay, as of the date hereof, that:
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                                                                               2



          A.  Organization; Good Standing.  RMC is a corporation duly organized,
              ---------------------------
validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

          B.  Authority.  RMC has the corporate power and authority to issue and
              ---------
deliver the Warrants in accordance with the terms hereof. RMC has duly authorized the execution and delivery of this Agreement and this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity. The shares of Common Stock issuable upon the exercise of the Warrants, when issued and paid for in accordance with the terms of the warrant certificate evidencing the Warrants, will be validly issued, fully paid and nonassessable shares of Common Stock.

          C.  No Legal Bar; Conflicts.  Neither the execution and delivery of
              -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of RMC or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which RMC is a party or by which RMC or any of its assets is bound.


                                  SECTION III

               REPRESENTATIONS AND WARRANTIES OF RAMSAY HOSPITALS
               --------------------------------------------------

          Ramsay Hospitals hereby represents and warrants to each of RMC and Ramsay, as of the date hereof, that:

          A.  Authority.  Ramsay Hospitals has the corporate power and authority
              ---------
to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by Ramsay Hospitals, the performance by Ramsay Hospitals of its covenants and agreements hereunder and the consummation by Ramsay
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                                                                               3

Hospitals of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of Ramsay Hospitals, enforceable against Ramsay Hospitals in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          B.  No Legal Bar; Conflicts.  Neither the execution and delivery of
              -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which Ramsay Hospitals is a party or by which Ramsay Hospitals or any of its assets is bound.

          C.  Investment in RMC.
              -----------------

              (i) Ramsay Hospitals understands that RMC proposes to issue and deliver to Ramsay Hospitals the Warrants pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose RMC will rely upon the representations and warranties of Ramsay Hospitals contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

             (ii) Ramsay Hospitals understands that, under existing rules of the Securities and Exchange Commission (the "SEC"), Ramsay Hospitals may be unable to sell the Warrants or the underlying shares of Common Stock with respect to which the Warrants are exercisable (the "RMC Shares") except to the extent that the Warrants or the RMC Shares may be sold (i) pursuant to an effective registration statement covering the Warrants or the RMC Shares pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

            (iii) Ramsay Hospitals is not relying on RMC respecting the financial, tax and other economic
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                                                                               4

considerations of an investment in the Warrants and the Common Stock; Ramsay Hospitals has relied on the advice of, or has consulted with, only its own advisors.

             (iv) Ramsay Hospitals is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

              (v) Ramsay Hospitals is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Warrants and the RMC Shares and its financial position is such that it can afford to retain such securities for an indefinite period of time without realizing any direct or indirect cash return on its investment.

             (vi) Ramsay Hospitals has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Warrants and the RMC Shares to Ramsay Hospitals and to evaluate the merits and risks of an investment in the Warrants and the RMC Shares and to make an informed investment decision with respect thereto.

            (vii) Ramsay Hospitals is acquiring the Warrants and the RMC Shares as an investment for its sole account, and without any present view towards the sale or other distribution thereof.

           (viii) Ramsay Hospitals is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.


                                   SECTION IV

                REPRESENTATIONS AND WARRANTIES OF PAUL J. RAMSAY
                ------------------------------------------------

          Ramsay hereby represents and warrants to each of RMC and Ramsay Hospitals, as of the date hereof, that:

          A. Ramsay has good and valid title to the Options, free and clear of all liens, charges, encumbrances, security interests or adverse claims whatsoever and has the right to transfer the Options to RMC, and upon the transfer of the Options to RMC hereunder, RMC will acquire good and marketable title to the Options, free and clear of any lien, encumbrance, charge, security interest or claim whatsoever.
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                                                                               5

          B. Ramsay has duly executed and delivered this Agreement, and this Agreement constitutes a valid and legal binding obligation of Ramsay, enforceable against him in accordance with its terms.


                                   SECTION V

                                 MISCELLANEOUS
                                 -------------

          A.   Notices.  All notices, requests or instructions hereunder shall
               -------
be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or sent via facsimile transmission as follows:

              (1)   if to RMC:

                    Entergy Corporation Building
                    639 Loyola Avenue, Suite 1725
                    New Orleans, Louisiana  70113
                    Attention:  President
                    Telecopier: (504) 585-0506
                    Telephone:  (504) 585-0515

              (2)   if to Ramsay Hospitals:

                    c/o Ramsay Health Care Pty. Limited
                    Suite 103
                    1st Floor, 156 Pacific Highway
                    Greenwich NSW 2065
                    Australia
                    Attention:  Paul J. Ramsay
                    Telecopier: 011-61-2-906-5205
                    Telephone:  011-61-2-906-3444

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, two days after the date of mailing, if mailed or on the day of transmission, if sent via facsimile provided telephonic confirmation of receipt is obtained promptly after completion of transmission.

          B.   Survival of Representations.  Each representation, warranty,
               ---------------------------
covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.
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                                                                               6

          C.   Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

          D.   Assignment.  This Agreement shall not be assignable by RMC,
               ----------
Ramsay Hospitals or Ramsay except pursuant to a writing executed by each of the parties hereto; provided, however, that Ramsay Hospitals may assign this Agreement and the Warrants to any corporation or other entity directly or indirectly controlled by Ramsay.

          E.   Invalidity, Etc.  If any provision of this Agreement, or the
               ----------------
application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

          F.   Expenses.  Each of the parties hereto shall bear such party's own
               --------
expenses in connection with this Agreement and the transactions contemplated hereby.

          G.   Headings; Gender.  The headings of this Agreement are for
               ----------------
convenience of reference only and are not part of the substance of this Agreement. In this Agreement references to a particular gender shall include the other genders as the context requires.

          H.   Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties hereto and their respective successors and assigns.

          I.   Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

          J.   Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                            *          *          *
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                                                                               7

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                            RAMSAY MANAGED CARE, INC.



                                            By:
                                               --------------------------------
                                               Name:  Remberto Cibran
                                               Title: President


                                            PAUL RAMSAY HOSPITALS PTY. LIMITED


                                            By:
                                               --------------------------------
                                               Name:  Peter J. Evans
                                               Title: Director



                                            -----------------------------------
                                                          Paul J. Ramsay